UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant                                   [x]

Filed by a Party other than the Registrant       [  ]

Check the appropriate box:

[x]                            Preliminary Proxy Statement

[  ]                           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]                           Definitive Proxy Statement

[  ]                           Definitive Additional Materials

[  ]                           Soliciting Material pursuant to § 240.14a-11(c) or § 240.14a-12

SEITEL, INC.

(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]                   No fee required

[  ]                   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)           Title of each class of securities to which the transaction applies:

_____________________________________________

(2)           Aggregate number of securities to which the transaction applies:

_____________________________________________

(3)           Per unit price or other underlying value of the transaction computed pursuant to Exchange

                Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_____________________________________________

(4)           Proposed maximum aggregate value of the transaction:

_____________________________________________

(5)           Total fee paid:

_____________________________________________

[  ]           Fee paid previously with preliminary materials

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the

                Form or Schedule and the date of its filing:

(1)           Amount previously paid: _______________________________________

(2)           Form, Schedule or Registration Statement: _________________________

(3)           Filing Party: ________________________________________________

(4)           Date Filed: _________________________________________________

SEITEL, INC.

10811 S. Westview Circle

Building C, Suite 100

Houston, Texas 77043

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held December [__], 2004

    Notice is hereby given that a Special Meeting of the Stockholders of Seitel, Inc., a Delaware corporation (the "Company"), will be held at the Omni Houston Hotel Westside located at 13210 Katy Freeway, Houston, Texas 77079, on [__________], December [__], 2004, at 10:00 a.m., Houston time, and any adjustment or postponement thereof (the "Meeting"), for the following purposes:

1.	To consider and vote on the Seitel, Inc. 2004 Stock Plan (the "Plan").
2.

To consider and vote upon a proposal to amend the Amended and Restated Certificate of Incorporation of the Company (the "Certificate") to change the authorized number of directors comprising the board of directors of the Company.

    The board of directors of the Company has fixed the close of business on Wednesday, October 20, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at the Meeting and any adjournments or postponements thereof.  A stockholders' list will be available commencing ten days prior to the Meeting, and may be inspected during normal business hours prior to the Meeting at the offices of the Company, 10811 S. Westview Circle, Building C, Suite 100, Houston, Texas 77043.

    MANAGEMENT RECOMMENDS A VOTE FOR THE PLAN AND FOR THE CERTIFICATE AMENDMENT.

    Your vote is important.  Whether or not you plan to attend the Meeting in person, we request that you sign, date and return the enclosed proxy card promptly in the enclosed postage-paid envelope.  The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.

By Order of the Board of Directors,
Robert D. Monson Secretary

Houston, Texas

November [__], 2004

The enclosed proxy materials are preliminary.  The Company expects to commence mailing of definitive proxy materials on or about November 4, 2004.

SEITEL, INC.

10811 S. Westview Circle

Building C, Suite 100

Houston, Texas 77043

PROXY STATEMENT

General

    This Proxy Statement and the enclosed proxy card are first being mailed to the stockholders of Seitel, Inc., a Delaware corporation (the "Company"), commencing on or about November [__], 2004, in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be voted at the Special Meeting of Stockholders to be held at the Omni Houston Hotel Westside located at 13210 Katy Freeway, Houston, Texas 77079, on [__________], December [__], 2004, at 10:00 a.m., Houston time and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying notice.  In accordance with the terms of the By-Laws of the Company (the "By-Laws"), business transacted at this Meeting is limited to the purposes stated in the notice of the Meeting.

Revocability of Proxies

    A stockholder may revoke a proxy by:

delivering to the Company written notice of revocation; delivering to the Company a signed proxy of a later date; or appearing at the Meeting and voting in person.

Voting at the Meeting; Record Date

    As of October 20, 2004, the record date for the determination of stockholders entitled to vote at the Meeting (the "Record Date"), there were outstanding and entitled to vote 150,414,143 shares of the Company's common stock, par value $.01 per share.  The common stock is the Company's only class of voting securities outstanding.  Each share of the Company's common stock entitles the holder to one vote on all matters presented at the Meeting.

Quorum Requirement

    Holders of a majority of the outstanding shares of the Company's common stock must be present, in person or by proxy, to constitute a quorum for the transaction of business.  Stockholders who are present at the Meeting in person or by proxy and who abstain and proxies relating to shares held in "street name" that are marked as "not voted" will be treated as present for purposes of determining whether a quorum is present.

    If a quorum is not obtained, the Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Meeting, except for any proxies which have theretofore been revoked.

Use of Proxies; Required Vote

    Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies.  Votes will be tabulated and the results will be certified by election inspectors who are required to resolve impartially any interpretive questions as to the conduct of the vote.

    Adoption of the Plan requires the affirmative vote of a majority of the shares present or represented at the Meeting.  Abstentions will have the same effect as votes cast against this proposal and proxies relating to shares held in street name that are marked not voted ("broker non-votes") will be disregarded.

    Approval of the amendment to the Amended and Restated Certificate of Incorporation (the "Certificate") requires the affirmative vote of a majority of the shares of the common stock of the Company outstanding and entitled to vote thereon.  Abstentions and broker non-votes will have the same effect as votes cast against this proposal.

PROPOSAL 1

ADOPTION OF 2004 STOCK PLAN

    On January 17, 2004, the Company filed a Plan of Reorganization (the "Plan of Reorganization") with the United States Bankruptcy Court.  The Plan of Reorganization was confirmed by the bankruptcy court on March 18, 2004, and became effective on July 2, 2004.  Under the Plan of Reorganization, each of the Company's existing equity compensation plans and all other options, warrants and rights outstanding were terminated.  The Plan of Reorganization authorized the Company to implement an omnibus employee and non-management director and consultant stock plan that reserves for issuance not more than 5% of the Company's common stock at any time outstanding.

    Upon the recommendation of its compensation committee, the Board of Directors considered and adopted the Seitel, Inc. 2004 Stock Option Plan (the "Plan") in September and October 2004, subject to stockholder approval.  The Plan is substantially the same as the form of 2004 Stock Option Plan contained the Plan of Reorganization supplement filed with the United States Bankruptcy Court, modified only (1) to increase the per-person award limit from 250,000 shares of common stock in any one fiscal year, 1,750,000 shares of common stock over the term of the Plan, and (2) to express in the Plan certain requirements of applicable law and to clarify certain terms.  The Board of Directors believes the per-person award limit of 250,000 shares prevents it from being able to grant competitive awards under the Plan.

    Under its terms, the Plan is not effective until it has been adopted by the Company's stockholders and shall remain effective for a period of 10 years from the date of such approval.  Accordingly, the Company may not grant incentive awards under the Plan until the stockholders vote in favor of this proposal.  The Board of Directors believes that availability of incentive awards under the Plan is important to the Company's ability to attract and retain qualified executives, employees, directors and consultants who share responsibility for the Company's management and growth.  Therefore, the Board of Directors strongly believes adoption of the Plan is in the best interests of the Company's stockholders.

    The principal features of the Plan are described below; provided, however, that the following summary is qualified in its entirety by reference to the text of the Plan, which is attached to this Proxy Statement as Annex A.

General Information

    Under the Plan, the Company may issue up to 7,500,000 shares of Company common stock, par value $0.01, subject to certain adjustments in the event of exercise of corporate powers, recapitalization and certain other events as described in Section 10(c) of the Plan.  The amount of such authorized shares that shall be available for Incentive Stock Options ("ISO" or "ISOs") is 7,500,000.  This represents approximately 5% of the Company's outstanding common stock, all of which shares may be issued pursuant to the exercise of options or other stock purchase rights.  Only eligible persons may be granted awards under the Plan.  An eligible person includes all executive officers of the Company and other officers and employees of the Company or any of its subsidiaries, other persons who provide services to the Company or its subsidiaries including directors and consultants.  Over the term of the Plan, an eligible person may not be granted awards relating to more than 1,750,000 shares of common stock, subject to adjustment as provided in Section 10(c) of the Plan.  In addition, the maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one participant shall be $2,500,000, and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one participant shall be $5,000,000 in a calendar year.

    The Plan is intended to attract, retain, and reward high-quality executives, employees, directors and other persons who provide services to the Company and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Company to strengthen the mutuality of interests between such persons and stockholders of the Company, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value.  The Plan is also intended to qualify certain compensation awarded thereunder for tax deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent deemed appropriate by the "Compensation Committee" appointed by the board of directors of the Company to administer the Plan.  The Compensation Committee shall consist of two or more directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), an "outside director" as defined in Code Section 162(m) and "independent" as defined by the rules of any national securities exchange or Nasdaq National Market on which any securities of the Company are listed.  If the Company is not a public company, as defined in the Exchange Act, the Compensation Committee may be the board but in such case the Plan shall be administered by only those directors who are independent.

Administration

    Subject to the specific provisions of the Plan, the Compensation Committee, which will administer the plan, will have the discretion to determine the recipients of the awards, the nature of the awards to be granted, the dates such awards will be granted, the terms and conditions of awards (which need not be identical for each participant) and the interpretation of the Plan.

    Generally, the Plan may be amended or terminated by action of the board of directors, except that any amendment or alteration is subject to the approval of the Company's stockholders not later than the annual meeting next following such board action if such stockholder approval is required by any federal or state law or regulation or the rules of NASDAQ or any national stock exchange on which any securities of the Company may then be listed for trading.  The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the Plan.

    As more particularly set forth in the Plan, awards are granted pursuant to written agreements, and at any time, awards granted under the Plan may, in the discretion of the Compensation Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award granted thereunder or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a participant to receive payment from the Company.  If an award is granted in substitution or exchange for another award, the Compensation Committee will require the surrender of such other award in consideration for the grant of the new award.  In addition, awards may be granted in lieu of cash compensation.  The term of each award will be for such period as may be determined by the Compensation Committee; provided that in no event will the term of any option or stock appreciation right ("SAR") or performance period for performance awards exceed a period of ten years, or such shorter term as may be required in respect of an incentive stock option ("ISO") under Section 422 of the Code.

    Subject to the terms of the Plan and any applicable award agreement, payments to be made by the Company or a subsidiary upon the exercise of an option or other award or settlement of an award may be made in such forms as the Compensation Committee shall determine, including, without limitation, cash, common stock, other awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis.  Payments in installments or deferral shall be subject to the provisions of the Sarbanes-Oxley Act of 2002, and rules of any exchange on which the Company's securities are listed.  The settlement of any award may be accelerated, and cash paid in lieu of common stock in connection with such settlement, in the discretion of the Compensation Committee or upon occurrence of one or more specified events (in addition to a change of control).  Installment or deferred payments may be required by the Compensation Committee or permitted at the election of the participant on terms and conditions established by the Compensation Committee.  Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of "dividend equivalents" (as defined below) or other amounts in respect of installment or deferred payments denominated in common stock.

    In general, the Compensation Committee may impose on any award (subject to the provisions of the Plan), such additional terms and conditions not inconsistent with the provisions of the Plan as the Compensation Committee will determine, including terms requiring forfeiture of awards in the event of termination of employment of the participant and terms permitting a participant to make elections relating to his or her award.  The Compensation Committee will retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an award that is not mandatory under the Plan; provided, however, that the Compensation Committee will not have any discretion to accelerate, waive or modify any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the award not to so qualify.

Change in Control

    The Plan generally provides that, unless the Compensation Committee determines otherwise, each option or right granted thereunder will become exercisable in full upon certain "change of control" events as defined in Section 9 of the Plan.  If any change is made in the stock subject to the Plan, or subject to any right or option granted thereunder (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Compensation Committee will make appropriate adjustments to the classes, number of shares and price per share of stock subject to outstanding rights or options.

Types of Awards

    The Plan provides several types of awards: stock options, stock appreciation rights (including limited stock appreciation rights), restricted stock, restricted stock units, bonus stock and awards in lieu of obligations, dividend equivalents, annual incentive and performance awards, and other stock-based awards, as further described below.

    Stock Options.  Options granted under the Plan may be either ISOs or options which do not qualify as ISOs (non-statutory stock options).  The Compensation Committee will determine the exercise price of stock purchasable under an option, provided that such exercise price will be not less than the fair market value of a share of stock on the date of grant of such option except as otherwise provided in the Plan.  The Compensation Committee will determine the times at or circumstances under which an option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, common stock, other awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of participants to make payment on a deferred basis), and the methods by or forms in which stock will be delivered or deemed to be delivered to holders.  In no event may an option remain exercisable more than ten years following the date of grant.  The terms of any ISO granted under the Plan will comply in all respects with the provisions of Section 422 of the Code.

    Stock Appreciation Rights.  Stock appreciation rights ("SARs") may be granted to participants under the Plan.  An SAR will confer a right to receive, upon exercise thereof, the excess of (A) the fair market value of one share of common stock on the date of exercise (or, in the case of a "Limited SAR," the fair market value determined by reference to the Change in Control Price, as defined in the Plan) over (B) the grant price of the SAR as determined by the Compensation Committee provided that such grant price shall not be less than the fair market value of a share of common stock on the date of grant of such SAR except as provided under the Plan.  The Compensation Committee will determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which common stock will be delivered or deemed to be delivered to participants, whether or not an SAR will be in tandem or in combination with any other award, and any other terms and conditions of any SAR.  Limited SARs that may only be exercised in connection with a change of control or other event as specified by the Compensation Committee may be granted on such terms as the committee may determine.  SARs and Limited SARs may be either freestanding or in tandem with other awards.

    Restricted Stock.  Restricted shares awarded under the Plan will be subject to such restrictions on transferability, risk of forfeiture and other restrictions as are imposed by the Compensation Committee, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Compensation Committee may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of the Plan and any award agreement relating to the restricted stock, a participant granted restricted stock will have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Compensation Committee).  During the restricted period applicable to the restricted stock, subject to provisions of the Plan, the restricted stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the participant.

    Restricted stock granted under the Plan will be evidenced in the manner determined by the Compensation Committee.  The Compensation Committee may require that certificates representing restricted stock, if any, registered in the name of a participant bear a legend, that the Company retain physical possession of the certificates, and that the participant deliver a stock power to the Company, endorsed in blank, relating to the restricted stock.  As a condition to the grant of an award of restricted stock, the Compensation Committee may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the Plan.  Unless otherwise determined by the Compensation Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.  Except as otherwise determined by the Compensation Committee, upon termination of employment during the applicable restriction period, restricted stock that is at that time subject to restrictions will be forfeited and reacquired by the Company.

    Restricted Stock Units.  The Plan also provides for the award of restricted stock units ("RSUs").  These are rights to receive common stock, cash or a combination thereof at the end of a specified deferral period.  The satisfaction of an RSU award occurs on the expiration of the deferral period specified for such RSU by the Compensation Committee.  RSUs may be satisfied by the delivery of stock, cash equal to the fair market value of the specified number of shares of common stock covered by the RSUs, or a combination thereof, as determined by the Compensation Committee.  Except as otherwise determined by the Compensation Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the participant) shall be forfeited; provided that the Compensation Committee may waive such restriction or forfeiture condition in whole or in part in the event of terminations resulting from specified causes, and the Compensation Committee may in other cases waive in whole or in part the forfeiture of RSUs.  Unless otherwise determined by the Compensation Committee at the date of grant, dividend equivalents on the specified number of shares of common stock covered by an award of RSUs will be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted common stock having a fair market value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other awards or other investment vehicles, as the Compensation Committee will determine or permit the participant to elect.

    Bonus Stock and Awards in Lieu of Obligations.  The Compensation Committee is also authorized to grant common stock as a bonus, or to grant common stock or other awards in lieu of obligations to pay cash or deliver other property under the Plan, provided that, in the case of holders subject to Section 16 of the Exchange Act the amount of such grants remains within the discretion of the Compensation Committee to the extent necessary to ensure that acquisitions of common stock or other awards are exempt from liability under Section 16(b) of the Exchange Act.  Common stock or awards granted thereunder will be subject to such other terms as determined by the Compensation Committee.

    Dividend Equivalents.  The Plan also authorizes the Compensation Committee to grant dividend equivalents, entitling the participant to receive cash, common stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments.  Dividend equivalents may be awarded on a freestanding basis or in connection with another award.  The Compensation Committee may provide that dividend equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional common stock, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Compensation Committee may specify.

    Annual Incentive and Performance Awards.  Under the Plan, the Compensation Committee is authorized to make annual incentive awards and performance awards payable in cash, shares of common stock, or other awards, on terms and conditions established by the Compensation Committee, subject to certain conditions.  The right of a participant to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by the Compensation Committee.  It is the Company's intent that performance awards and annual incentive awards granted to persons who are designated by the Compensation Committee as likely to be "covered employees" within the meaning of Section 162(m) of the Code and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) will, if so designated by the Compensation Committee, constitute "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder.

    Performance Awards.  In determining a performance award, the Compensation Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any award subject to performance conditions, except as limited in the case of a performance award or annual incentive award intended to qualify under Section 162(m) of the Code.  If the Compensation Committee determines that a performance award should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such performance award will be contingent upon achievement of pre-established performance goals and other terms set forth in the Plan in Section 8.  The Compensation Committee may establish a performance award pool, which will be an unfunded pool, for purposes of measuring performance of the Company in connection with performance awards.  The amount of such performance award pool will be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8 of the Plan during the given performance period, as specified by the Compensation Committee in accordance with the Plan.  The Compensation Committee may specify the amount of the performance award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

    Annual Incentive Awards.  The Compensation Committee may establish an annual incentive award pool, which will be an unfunded pool, for purposes of measuring performance of the Company in connection with annual incentive awards.  The amount of such annual incentive award pool will be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in the Plan during the given performance period, as specified by the Compensation Committee in accordance therewith.  The Compensation Committee may specify the amount of the annual incentive award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

    The Compensation Committee will determine potential recipients of annual incentive awards, and the amounts potentially payable thereunder, for each fiscal year, not later than the end of the 90th day of each such fiscal year, or at such other date as may be required or permitted in the case of awards intended to be "performance-based compensation" under Section 162(m) of the Code.  In the case of individual annual incentive awards intended to qualify under Section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria in the given performance year, as specified by the Compensation Committee; in other cases, such amounts will be based on such criteria as shall be established by the Compensation Committee.  In all cases, the maximum annual incentive award of any participant will be subject to the limitations set forth in the Plan.

    After the end of each fiscal year, the Compensation Committee will determine the amount, if any, of (A) the annual incentive award pool, and the maximum amount of potential annual incentive award payable to each participant in the annual incentive award pool, or (B) the amount of potential annual incentive award otherwise payable to each participant.  The Compensation Committee may, in its discretion, determine that the amount payable to any participant as a final annual incentive award will be increased or reduced from the amount of his or her potential annual incentive award, except in the case of an annual incentive award intended to qualify under Section 162(m) of the Code.  The Compensation Committee will specify the circumstances in which an annual incentive award shall be paid or forfeited in the event of termination of employment by the participant prior to the end of a fiscal year or settlement of such annual incentive award.

    Other Stock-Based Awards.  The Plan also authorizes the Compensation Committee, subject to limitations under applicable law, to grant to participants such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, common stock, as deemed by the Compensation Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for common stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee, and awards valued by reference to the book value of common stock or the value of securities of or the performance of specified subsidiaries.  The Compensation Committee will determine the terms and conditions of such awards.  Common stock delivered pursuant to an award in the nature of a purchase right granted will be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, common stock, other awards, or other property, as the Compensation Committee will determine.  Cash awards, as an element of or supplement to any other award under the Plan, may also be granted.

Other Provisions

    Section 16 of the Exchange Act Compliance.  The Company intends that the grant of any awards to or other transaction by a participant who is subject to Section 16 of the Exchange Act will be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such participant).  Accordingly, if any provision of the Plan or any award agreement does not comply with the requirements of Rule 16b-3 of the Exchange Act as then applicable to any such transaction, such, provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such participant will avoid liability under Section 16(b).

    Non-Transferability.  No award or other right or interest granted under the Plan will be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of the participant to any party (other than the Company or a subsidiary), or assigned or transferred by such participant otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a participant, and such awards or rights that may be exercisable will be exercised during the lifetime of the participant only by the participant or his or her guardian or legal representative, except that awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more beneficiaries or other transferees during the lifetime of the participant, and may be exercised by such transferees in accordance with the terms of such award, but only if and to the extent such transfers are permitted by the Compensation Committee pursuant to the express terms of an award agreement (subject to any terms and conditions which the Compensation Committee may impose thereon).  A beneficiary, transferee, or other person claiming any rights under the Plan from or through any participant will be subject to all terms and conditions of the Plan and any award agreement applicable to such participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee.

    Tax Withholding.  The Company and any subsidiary is authorized to withhold from any award granted, any payment relating to an award under the Plan, including from a distribution of common stock, or any payroll or other payment to a participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an award, and to take such other action as the Compensation Committee may deem advisable to enable the Company and participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award.  This authority shall include authority to withhold or receive common stock or other property and to make cash payments in respect thereof in satisfaction of a participant's tax obligations, either on a mandatory or elective basis in the discretion of the Compensation Committee.

Federal Income Tax Consequences of Awards Granted Under the Plan

    The following is a summary of certain United States federal income tax consequences that generally will arise with respect to awards granted under the Plan and with respect to the sale of any shares of common stock acquired under the Plan.  The following is a summary discussion of certain United States federal income tax consequences under the Code and does not purport to be a complete statement of all relevant provisions of the Code or all consequences regarding awards.  The effect of any foreign, state, local or estate taxes is not addressed.  This summary should not be construed as legal, tax, or investment advice.  The tax consequences of the awards are complex and dependent upon each individual's personal tax situation.  All participants are advised to consult with his or her own tax advisor respecting awards and federal, state and local tax laws.

    Incentive Stock Options.  In general a participant will not recognize taxable income upon the grant or a "qualified" exercise of any incentive stock option, and the Company is not entitled to a deduction at the time of grant or "qualified" exercise.  Instead, a participant will recognize taxable income with respect to incentive stock options only upon the sale of shares of common stock acquired through the "qualified" exercise of an option. The "qualified" exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

    Generally, the tax consequences of selling shares of common stock acquired upon the exercise of an incentive stock option will vary with the length of time that the participant has owned the shares of common stock at the time it is sold. If the participant sells shares of common stock acquired upon the "qualified" exercise of an incentive stock option which means selling it after having owned it for more than two years from the date the option was granted and one year from the date the option was exercised, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the shares of common stock sold over the exercise price.

    If the participant sells shares of common stock acquired upon the exercise of incentive stock options for more than the exercise price prior to having owned it for more than two years from the date the option was granted and one year from the date the option was exercised (a disqualifying disposition) then the participant will recognize ordinary income compensation income in an amount equal to the difference between the fair market value of the shares acquired on the date of exercise (or, if less, the sale price of the shares) and the exercise price.  The Company is generally entitled to a tax deduction at the same time and in the same amount as the ordinary income recognized by the participant from such disposition, subject to the Company's compliance with Code Section 162(m) and to certain reporting requirements.

    If a participant sells shares of stock acquired upon the exercise of an incentive stock option for less than the exercise price, generally the participant may recognize a capital loss in an amount equal to the excess of the exercise price over the sale price of the shares.

    Non-Statutory Stock Options.  As in the case of an incentive stock option, a participant will not recognize ordinary taxable income upon the grant of a non-statutory stock option nor will the Company be entitled to a deduction at that time. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of common stock acquired through the exercise of the option on the date the option was exercised over the exercise price, and the Company will generally recognize a corresponding tax deduction in the same amount at the same time, subject to the Company's compliance with Code Section 162(m) and to certain reporting requirements.

    With respect to any shares of common stock acquired upon the exercise of a non-statutory option, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option.  Upon selling the shares, a participant will generally recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares and the participant's tax basis in the shares.

    Restricted Stock.  A participant will not recognize taxable income upon the grant of an award of restricted shares (nor will the Company be entitled to a deduction) unless the participant makes an election under Code Section 83(b).  If the participant makes a Code Section 83(b) election within 30 days of the date the restricted shares are granted, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of common stock at the time the award is granted over the purchase price, if any, paid for the shares of common stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Code Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Code Section 83(b) election is not made, then the participant will recognize ordinary compensation income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of common stock at the time of such lapse over the original price paid for the shares of common stock, if any. The participant will have a tax basis in the shares of common stock acquired equal to the sum of the price paid, if any, and the amount of ordinary compensation income recognized at the time the Code Section 83(b) election is made or at the time the forfeiture provisions or transfer restriction lapse, as is applicable.

    Upon the disposition of shares of common stock acquired pursuant to an award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of common stock and the participant's tax basis in the shares of common stock.  This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.  For this purpose, the holding period shall begin after the date on which the forfeiture provisions or restrictions lapse if a Code Section 83(b) election is not made, or on the date after the award is granted if the Code Section 83(b) election is made.

    The Company will generally be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income on the restricted stock, whether by vesting or a Code Code Section 83(b) election, in the same amount as the ordinary income recognized by the participant, subject to the Company's compliance with Code Section 162(m) and to certain reporting requirements.

    Restricted Stock Units.  Generally there are no immediate tax consequences of receiving an award of restricted stock units under the Plan.  A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the restriction period or, if deferred in accordance with applicable rules, the payment date.  If the Company complies with applicable reporting requirements and with the restrictions of Code Section 162(m), the Company will be entitled to a deduction in the same amount and generally at the same time as the participant recognizes ordinary income.

    Other Stock-Based Awards.  Generally a participant will not recognize any income upon the grant of other stock-based awards.  Upon the payment of other stock-based awards, a participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding tax deduction in the same amount and at the same time.  However, if any such shares are subject to substantial restrictions, such as a requirement of continued employment or the attainment of certain performance objectives, the participant will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the participant elects otherwise by filing an election under Code Section 83(b) as described above.  The amount of a participant's ordinary taxable income and the Company's deduction will generally be equal to the fair market value of the shares at the time the restrictions lapse, subject to the Company's compliance with Code Section 162(m) and to certain reporting requirements. .

    Code Section 162(m).  Code Section 162(m) limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees.  However, performance-based compensation is excluded from this limitation.  The Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

Required Vote; Recommendation

    The affirmative vote of a majority of the shares present or represented at the Meeting is required for adoption of the Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" PROPOSAL 1 TO ADOPT THE PLAN.

PROPOSAL 2

AMENDMENT TO THE AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION

    In October 2004, the Board of Directors approved a proposal to amend the Amended and Restated Certificate of Incorporation of the Company (the "Certificate").  Following the stockholder approval of the proposed amendment, the Company intends to file a Certificate of Amendment to the Certificate (the "Amendment") substantially in the form set forth as Annex B to this Proxy Statement, which assumes the proposed amendment has been adopted by the stockholders.

    A description of the proposal is set forth below. The description is a summary only and is qualified in its entirety by reference to the text of the Amendment, which will be substantially as set forth in Exhibit A to this Proxy Statement.

    The Certificate currently fixes the number of directors comprising the entire Board of Directors at seven.  In order to change this number, the Certificate requires that the Company amend its By-Laws to provide for a greater or lesser number of directors.  The Board of Directors has approved and adopted an amendment to the Certificate that would allow the Board of Directors to determine the authorized number of directors from time to time by resolution; provided, however, that the Board of Directors consist of no less than three members and no more than nine members at any time.

    The Company's board of directors has a presently authorized complement of seven directors, divided into three classes:  Class I of three members having initial terms expiring in 2007; Class II of three members having terms expiring in 2006; and Class III of a single member having a term expiring in 2005.  Upon expiration of this initial term for a particular class, nominees will be submitted to stockholders for election to three year terms, so that at each annual meeting nominees of only a single class are to stand for election to the classified board.

    At present, a vacancy exists in the Class III board position as a result of the recent resignation of the Company's chief executive officer from the board, and it is expected that this board position will remain vacant until filled by a new chief executive officer upon successful conclusion of a pending executive search.

    The board is of the view that it may be desirable at some future date to expand or contract the authorized number of directors to no more than nine and no fewer than three as may be appropriate under then existing circumstance.

    In its present form, the Company's Certificate purports to permit an expansion of the board without limit through By-Law amendments effected solely by board action.  This provision allowing the board to expand its size without limit could raise uncertainty as to the validity of board actions under certain circumstances following such an expansion and might be used at some future time to thwart stockholders attempts to effect changes in board composition.  As a result, the board has unanimously adopted the Amendment and recommends its approval by stockholders.  If the Amendment is approved by stockholders, the Certificate will thereafter authorize a board of three to nine members, as determined from time to time by resolution of the board of directors, subject to the limitation that no contraction of the board would shorten the unexpired term of another incumbent director.

    If stockholders approve the Amendment, it will become effective upon the filing with the Secretary of State of the State of Delaware. Assuming stockholders approve the Amendment, the Company intends to file the Amendment as soon as practicable after the Meeting.

Required Vote; Recommendation

    The affirmative vote of a majority of the shares of the common stock of the Company issued and outstanding as of the Record Date will be required to approve the Amendment.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" PROPOSAL 2 TO AMEND THE CERTIFICATE TO CHANGE THE AUTHORIZED NUMBER OF DIRECTORS COMPRISING THE BOARD OF DIRECTORS.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

    The following table sets forth certain summary information concerning the compensation awarded to, earned by or paid to the chief executive officer of the Company in 2003, and each of the four most highly compensated executive officers of the Company other than the chief executive officer serving at the end of 2003 for the years indicated.

Long-Term
Compensation
Awards;
	Annual Compensation				Securities
				Other Annual	Underlying	Other
Name and Principal Position	Year	Salary	Bonus	Compensation (2)	Options/SARs	Compensation
Larry E. Lenig, Jr. (1) Former Chief Executive Officer and President	2003 2002	$ 300,000 $ 51,559	$ 290,000 -	- -	- -	$ 3,500(3) $ 375

Kevin P. Callaghan Chief Operating Officer and Executive Vice President	2003 2002	$ 82,200 $ 75,000	- -	$ 1,099,139 $ 951,289	- -	$ 3,500(3) $ 12,678

Robert J. Simon President-Seitel Data, Ltd.	2003 2002	$ 158,400 $ 112,500	- -	$ 1,189,848 $ 1,327,288	- -	$ 3,000(3) $ 131,581

Leonard M. Goldstein (4) Former General Counsel and Corporate Secretary	2003	$ 300,000	-	-	-	$ 3,500(3)

Marcia H. Kendrick Chief Accounting Officer, Senior Vice President and Assistant Corporate Secretary	2003 2002 2001	$ 242,200 $ 235,000 $ 211,667	$ 25,000 - $ 250,000	- $ 8,389 $ 8,115	- - -	$ 3,000(3) $ 69,663 $ 53,903

(1)	Mr. Lenig left the employ of Seitel on February 17, 2004, as anticipated, after completion of the structuring and negotiation of the Plan of Reorganization.
(2)	Includes commissions based on sales for Messrs. Callaghan and Simon and commission based on property sales for Ms. Kendrick.
(3)	Includes amounts contributed by the Company to its 401(k) Savings Plan on behalf of such named executive officers as discretionary and matching contributions.
(4)	Mr. Goldstein voluntarily resigned from the Company effective August 31, 2004.

Stock Option Grants in Fiscal 2003

    No options to purchase common stock were granted during the year ended December 31, 2003, to any of the executive officers named in the summary compensation table above. Under the Plan of Reorganization, all options outstanding as of July 2, 2004 were cancelled in their entirety.

Director Compensation

    At the organizational meeting of the Board of Directors following the Plan of Reorganization, the board approved and adopted compensation to be paid to non-employee directors, which will include an annual fee of $30,000, annual restricted stock awards valued at $20,000, $1,500 for each board meeting and committee meeting attended in person, and $500 for each board meeting and committee meeting attended by telephone conference. In addition, the chairman of the board shall be paid $250,000 per year and annual fees shall be paid to each committee chairman as follows: audit committee, $15,000; compensation committee, $10,000; corporate governance and nominating committee $7,500. Directors who are also employees will receive no fees for their service as directors. All directors will be entitled to reimbursement for their reasonable out-of-pocket expenditures.

    Pursuant to the Plan of Reorganization confirmation order, on July 2, 2004, the Company granted Mr. Zeidman ten-year options to purchase 100,000 shares of common stock at an exercise price of $1.30, upon terms and conditions substantially similar to Mr. Zeidman's options heretofore granted, which prior options terminated on the effective date of the Plan. Such new options have been granted outside of the Plan and become exercisable on July 2, 2005.

    On January 30, 2004, the bankruptcy court approved a bonus to Mr. Zeidman totaling $80,000, which was paid in February 2004.

Employment, Change-in-Control and Severance Agreements

    Effective January 1, 2004, the Company entered into a retention and change of control agreement with Larry E. Lenig, Jr., the Company's former chief executive officer and president, relating to his services in those capacities.  The agreement was approved by the bankruptcy court by order dated January 30, 2004.  Mr. Lenig was paid a $200,000 bonus at that time.  Mr. Lenig left the Company on February 17, 2004, as anticipated, following completion of the structuring and negotiation of the Plan of Reorganization, and he was paid $477,500 in accordance with the terms of his retention agreement.

    Effective February 17, 2004, the Company entered into an employment agreement with Randall D. Stilley, the Company's former president and chief executive officer. The agreement was approved by the bankruptcy court. Mr. Stilley's agreement provided the following compensation and employee benefits: (1) a base salary of $350,000 per annum; (2) participation the Plan; (3) a 2004 cash incentive award of up to 60% of his base salary; (4) other employee benefits generally available to the Company's employees; and (5) certain severance benefits upon his resignation for good reason or termination not-for-cause. Mr. Stilley voluntarily resigned his positions of president, chief executive officer and director on October 5, 2004.  That same day, the Board of Directors appointed Fred S. Zeidman to assume Mr. Stilley's duties as president and chief executive officer on an interim basis.  Mr. Stilley is not entitled to any severance benefits under the agreement as a result of his resignation.

    Effective August 31, 2004, the Company entered into a severance agreement and release with Leonard M. Goldstein.  On that date, Mr. Goldstein voluntarily resigned as the Company's general counsel and corporate secretary for personal reasons. Under the terms of the agreement, the Company paid Mr. Goldstein a lump sum of $75,000, and has or will pay $25,000 each month for six consecutive months. In addition, Mr. Goldstein will continue to participate in the Company's health insurance through February 28, 2005, and the Company will pay, on his behalf, any subsequent COBRA payments through October 31, 2005, provided Mr. Goldstein has not secured full-time employment.

Compensation Committee Interlocks and Insider Participation

    During 2003, the compensation committee was composed of John E. Stieglitz, chairman, Walter M. Craig, Jr. and William Lerner.  No member of the compensation committee was, during 2003, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationship requiring disclosure pursuant to applicable rules and regulations of the Securities and Exchange Commission. During 2003, no executive officer of the Company served as (1) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Company's compensation committee, (2) a director of another entity, one of whose executive officers served on the Company's compensation committee, or (3) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

Compensation Committee Report on Executive Compensation

    Mr. Larry E. Lenig, Jr. was the Company's president and chief executive officer for the fiscal year 2003.  In 2003, Mr. Lenig's compensation was based on a set salary and performance bonus calculations as set forth in Mr. Lenig's employment and retention agreement.  The retention agreement was approved by the bankruptcy court by order dated January 30, 2004.

    John E. Stieglitz, chairman

    Walter M. Craig, Jr.

    William Lerner

Stockholder Return Performance Presentation

    The following graph illustrates the yearly percentage change in the cumulative total stockholder return on the Company's common stock, compared with the cumulative total return on the Russell 2000 Index and on the Company's peer group consisting of members of the Oil Service Index ("Peer Group") for the five years ended December 31, 2003. In all cases the cumulative total return assumes that any cash dividends on the common stock of each entity included in the data presented below were reinvested in that security.

TOTAL STOCKHOLDER RETURNS

*    Consists of Baker-Hughes, Inc., BJ Services Co. (added in 2001), Cooper Cameron Corp., Global Industries, Ltd., Global Santa Fe Corp. (formerly known as Global Marine Inc.), Halliburton Company, Nabors Industries, Inc., Noble Corp. (formerly known as Noble Drilling Corp.), Rowan Companies, Inc., Transocean, Inc., Schlumberger Ltd., Smith International, Inc., Tidewater, Inc., Transocean Inc. (formerly known as Transocean Sedco Forex, Inc.), Varco International, Inc., and Weatherford International, Inc.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

    The table below sets forth certain information with respect to the beneficial ownership of the Company's common stock by (1) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of common stock; (2) each executive officer of the Company; (3) each director of the Company; and (4) all current directors and executive officers as a group.  Unless otherwise noted, the beneficial ownership information is as of October 20, 2004.

Name and Address of Owner (1)	Shares Beneficially Owned		Percent of Ownership

Mellon HBV Alternative Strategies LLC.....................................................................	34,873,851	(2)	21.1%
200 Park Avenue, Suite 3300 New York, NY 10166
Value Act Partners Capital, L.P.................................................................................	18,471,563	(3)	12.3%
435 Pacific Avenue, Fourth Floor San Francisco, CA 94133
Third Point Management Company, L.L.C.................................................................	8,100,049	(4)	5.4%
360 Madison Avenue, 24th Floor New York, NY 10017
Robert J. Simon........................................................................................................	99,917		*
Marcia H. Kendrick..................................................................................................	37,360		*
Kevin P. Callaghan....................................................................................................	24,788		*
Robert D. Monson...................................................................................................	-		-
Fred S. Ziedman.......................................................................................................	9,200	(4)	*
C. Robert Black........................................................................................................	7,692		*
Ned S. Holmes.........................................................................................................	7,692		*
Robert Kelley...........................................................................................................	7,692		*
Charles H. Mouquin..................................................................................................	216,584		*
J.D. Williams.............................................................................................................	7,692		*
All executive officers and directors as a group (10 persons)..................................	418,617		*

*	Less than one percent
(1)

Except as otherwise noted, the address for all persons is 10811 South Westview Circle, Building C, Suite 100, Houston, Texas 77043, and each named holder has, to the best of the Company's knowledge, sole voting and investment power with respect to the shares indicated.

(2)

Information with respect to the beneficial ownership of Mellon HBV Alternative Strategies LLC is derived in part from a Schedule 13D/A, dated August 12, 2004, filed by Mellon Financial Corp. Mellon HBV is an indirect subsidiary of Mellon Financial Corp.  Includes warrants to purchase 15,037,568 shares of common stock.  The shares, including the warrants, are held as follows: (1) 16,090,718 shares, or 9.7%, held of record by Mellon HBV Master Multi-Strategy Fund L.P.; (2) 9,929,786 shares, or 6%, held of record by Mellon HBV Master Rediscovered Opportunities Fund LP; (3) 1,593,946 shares, or less than 1%, held of record by Distressed Recovery Master Fund Ltd.; (4) 594,036 shares, or less than 1%, held of record by Lyxor/Mellon HBV Rediscovered Opportunities Fund Ltd.; (5) 642,869 shares, or less than 1%, held of record by Mellon HBV Capital Partners LP; (6) 1,224,599 shares, or less than 1%, held of record by HFR DS Performance Master Trust; (7) 1,154,023 shares, or less than 1%, held of record by Axis-RDO Ltd.; (8) 2,624,806 shares, or 1.6%,  held of record by Mellon HBV Master Leveraged Multi-Strategy Fund LP; and (9) 1,019,068 shares, or less than 1%, held of record by Mellon HBV Master U.S. Event Driven LP (collectively, the "Mellon Funds").

Mellon HBV, which is an indirect wholly owned subsidiary of Mellon Financial Corporation, has entered into investment advisory, manager and/or sub-manager agreements that grant Mellon HBV complete control over the management of all securities investment, re-investment and trading activities of each of the Mellon Funds.  Accordingly, Mellon HBV has sole voting and dispositive power with respect to all shares of common stock held of record by the Mellon Funds.

(3)

Information with respect to the beneficial ownership of ValueAct Partners Capital, L.P. is derived from a Schedule 13D/A, dated October 8, 2004, filed jointly by ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd., ValueAct Capital Master Fund, L.P., VA Partners, L.L.C. ("VA Partners"), Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin.  Includes: (1) 1,721,128 shares of common stock held of record by ValueAct Capital Partners II, L.P., representing 1.1% of the shares outstanding; and (2) 16,750,435 shares of common stock held of record by ValueAct Master Fund, L.P., representing 11.2% of the shares outstanding.

Shares reported as beneficially owned by ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd. or ValueAct Capital Master Fund, L.P. are also reported as beneficially owned by VA Partners, either as investment manager, or as general partner, of each of the four investment limited partnerships.  Such shares are also reported as beneficially owned by Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin, as the managing members of VA Partners.  As such, VA Partners, Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin may be deemed the beneficial owners of an aggregate of 18,471,563 shares of common stock, representing 12.3% of the shares outstanding.

(4)

Information with respect to the beneficial ownership of Third Point Management Company, L.L.C. ("Third Point") is derived from a Schedule 13D, dated October 13, 2004, filed jointly by Third Point and Daniel S. Loeb, the managing member of Third Point.  Third Point is the investment manager or advisor to a variety of hedge funds and managed accounts (the "Funds").  The Funds directly own the 8,100,000 shares of common stock reported as beneficially owned by Third Point.  Third Point and Mr. Loeb share voting and dispositive power over such shares.  Additionally, Mr. Loeb has sole voting and dispositive power over 49 shares of common stock that he holds directly.

(5)

Does not include 100,000 shares of common stock underlying ten-year options granted to Mr. Zeidman in connection with the Plan of Reorganization, which options shall become exercisable on July 2, 2005.

OTHER MATTERS

Cost of Soliciting Proxies

    The cost of soliciting proxies, including the cost of reimbursing banks and brokers for forwarding proxies and proxy statements to their principals, in the accompanying form, will be borne by the Company. In addition to solicitations by mail, a number of regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person or by telephone, for which they will receive no additional compensation.  Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for their customary out-of-pocket and reasonable expenses incurred in forwarding proxy materials to beneficial owners.

Procedure for Submitting Stockholder Proposals

    Stockholders may make proposals to be considered at the 2005 annual stockholders meeting.  To be included in the proxy statement and form of proxy for the 2005 annual stockholders meeting, a stockholder must deliver this proposal not later than December 6, 2004.  If a stockholder wishes to present a proposal from the floor at the 2005 annual stockholder meeting, a stockholder must give the Company written notice no later than February 21, 2005.  These deliveries and notices must be made at the principal executive offices of the Company at 10811 S. Westview Circle, Building C, Suite 100, Houston, Texas 77043.

By Order of the Board of Directors,
Robert D. Monson Secretary

Houston, Texas

November [____], 2004

ANNEX A

Seitel, Inc.

2004 Stock Option Plan

Seitel, Inc.
2004 Stock Option Plan

TABLE OF CONTENTS

            (k)        Plan Authorization, Bankruptcy Court Confirmation Order and Shareholder

                        Approval............................................................................................................. A-19

            (l)         Term of Plan....................................................................................................... A-20

Seitel, Inc.
2004 Stock Option Plan

1.                  Purpose .  The purpose of this 2004 Stock Option Plan (the "Plan") is to assist Seitel, Inc., a Delaware corporation (the "Corporation"), and its subsidiaries in attracting, retaining and rewarding high-quality executives, employees, directors and other persons who provide services to the Corporation and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in the Corporation to strengthen the mutuality of interests between such persons and the Corporation's shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) (as hereafter defined) to the extent deemed appropriate by the Committee (as hereafter defined) (or any successor committee) of the Board of Directors of the Corporation.

2.                  Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

    (a)                "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

    (b)               "Authorization Date" means the date upon which an Order confirming the Second Amended Plan of Reorganization of Seitel, Inc., or any amended or successor plan, is entered on the docket of the Untied States Bankruptcy Court for the District of Delaware.

    (c)                "Award" means any Option, SAR (including Limited SAR), Restricted Stock, RSU, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

    (d)               "Beneficiary" means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10 (b) hereof.  If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

    (e)                "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

    (f)                 "Board" means the Corporation's Board of Directors.

    (g)                "Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

    (h)                "Change In Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

    (i)                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

    (j)                 "Committee" means a committee designated by the Board to administer the Plan and consisting solely of two or more directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" as defined under Code Section 162(m), and (iii) "independent" as defined by the rules of any national securities exchange or the Nasdaq National Market, as the case may be, on which any securities of the Corporation are listed for trading.

    (k)               "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

    (l)                  "Dividend Equivalent" means a right granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

    (m)              "Effective Date" means the date within 12 months following the Authorization Date that the Plan is adopted by the shareholders of the Corporation at an annual or special meeting of shareholders.

    (n)                "Eligible Person" means each Executive Officer and other officers and employees of the Corporation or of any subsidiary, and other persons who provide services to the Corporation or any of its subsidiaries, including consultants and directors of the Corporation.  An employee on leave of absence may be considered as still in the employ of the Corporation or a subsidiary for purposes of eligibility for participation in the Plan.

    (o)               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

    (p)               "Executive Officer" means an executive officer of the Corporation as defined under the Exchange Act.

    (q)               "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee.  The Fair Market Value of Stock shall mean, at any date with respect to the Stock, the closing price of a share of Stock, as quoted on The Nasdaq Stock Market, any national securities exchange on which the shares of the Corporation's Stock are listed for trading or the OTC Bulletin Board, if the Stock is so listed or traded on the date on which the determination of fair market value is being made, or if no shares of Stock were traded on such date, then the last trading date prior thereto.

    (r)                 "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

    (s)                "Independent", when referring to either the either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Corporation are listed for trading, and if not listed for trading, by the rules of Nasdaq.

    (t)                 "Limited SAR" means a right granted to a Participant under Section 6(c) hereof, in connection with a Change of Control.

    (u)                "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

    (v)                "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

    (w)              "Participant" means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

    (x)                "Performance Award" means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

    (y)                "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

    (z)                "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3), an "outside director" within the meaning of Regulation 1.162-27 under Code Section 162(m), and who is "independent", as defined by the rules of any national securities market or Nasdaq, on which any securities of the Corporation are listed for trading.

    (aa)            "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

    (bb)           "Restricted Stock Unit or "RSU" means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

    (cc)            "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

    (dd)           "Stock" means the Corporation's Common Stock, $0.01 par value per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

    (ee)            "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

3.                  Administration.

    (a)                Authority of the Committee. The Plan shall be administered by the Committee except, if the Corporation is not a publicly held corporation with securities required to be registered under Section 12 of the Exchange Act, to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent directors, in which case references herein to the "Committee" shall be deemed to include references to the Independent members of the "Board." The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.

    (b)               Manner of Exercise of Committee Authority.  Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss-of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Corporation and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

    (c)                Limitation of Liability.  The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Corporation or a subsidiary, the Corporation's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Corporation or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by the Corporation's certificate of incorporation, by-laws, or policies, be fully indemnified and protected by the Corporation with respect to any such action or determination.

4.                  Stock Subject to Plan.

    (a)                Overall Number of Shares Available for Delivery.  Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 7,500,000 and the total number of such authorized shares of Stock reserved under this Plan that shall be available for ISO awards shall be 7,500,000. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

    (b)               Application of Limitation to Grants of Awards.  No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

    (c)                Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or award or taxes relating to Awards or awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or award or taxes relating to any Award or award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.  Notwithstanding the foregoing, with respect to any Option or SAR to purchase Stock that is cancelled or repriced, the number of shares of Stock shall continue to count against the maximum number of shares of Stock that may be granted to a Participant who is a Covered Employee and in this regard such maximum number shall be determined in accordance with Code Section 162(m).

5.                  Eligibility; Per-Person Award Limitations.  Awards may be granted under the Plan only to Eligible Persons. Over the term of the Plan, an Eligible Person may not be granted Awards relating to more than 1,750,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other annual cash Award in any fiscal year by any one Participant shall be $2,500,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000 in a calendar year.

6.                  Specific Terms of Awards.

    (a)                General.  Awards may be granted, in a written agreement, on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Code Section 162(m) if such discretion would cause the Award not to so qualify.

    (b)               Options.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

    (i)                  Exercise Price.  The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, except as provided under Section 7(a) hereof.

    (ii)                Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Corporation or any subsidiary, or other property (including other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants. In no event may an Option remain exercisable more than ten years following the date of grant.

    (iii)               ISOs.  ISOs may only be granted to employees as defined in Code Section 422 and 3401(c). The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. No ISO may be granted to a Participant who at the time the Option is granted owns Stock possessing more than 10% of the total combined voting power of the Stock of the Company, its parent and subsidiaries within the meaning of Code Section 422, unless the exercise price is at least 110% of the Fair Market Value of a share of Stock on the date of grant or for a period greater than five years after the date of grant.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422.

    (c)                Stock Appreciation Rights.  The Committee is authorized to grant SAR's to Participants on the following terms and conditions:

    (i)                  Right to Payment.  A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR", the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee provided that such grant price shall not be less than the Fair Market Value of a share of Stock on the date of grant of such SAR except as provided under Section 7(a) hereof.

    (ii)                Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

    (d)               Restricted Stock.  The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

    (i)                  Grant and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

    (ii)                Forfeiture.  Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

    (iii)               Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Corporation retain physical possession of the certificates, and that the Participant deliver a stock power to the Corporation, endorsed in blank, relating to the Restricted Stock.

    (iv)              Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

    (e)                RSUs.  The Committee is authorized to grant RSUs to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

    (i)                  Award and Restrictions.  Satisfaction of an Award of RSUs shall occur upon expiration of the deferral period specified for such RSUs by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, RSUs shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. RSUs may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the RSUs, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

    (ii)                Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the RSUs), all RSUs that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee, may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of RSUs.

    (iii)               Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

    (f)                 Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

    (g)                Dividend Equivalents.  The Committee is authorized to grant  Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

    (h)                Annual Incentive and Performance Awards.  The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m).

    (i)                  Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Corporation or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(i).

7.                  Certain Provisions Applicable to Awards.

    (a)                Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Corporation, any subsidiary, or any business entity to be acquired by the Corporation or a subsidiary, or any other right of a Participant to receive payment from the Corporation or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Corporation or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, RSUs or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

    (b)               Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422) from the date of grant.

    (c)                Form and Timing of Payment under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Corporation or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Corporation's compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Nasdaq Stock Market or any national securities exchange on which the Corporation's securities are listed for trading and, if not listed for trading on either the Nasdaq Stock Market or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

    (d)               Exemptions from Section 16(b) Liability.  It is the intent of the Corporation that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8.                  Performance and Annual Incentive Awards.

    (a)                Performance Conditions.  The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

    (b)               Performance Awards Granted to Designated Covered Employees.  If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

    (i)                  Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as  specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The performance goals for the Plan must  be submitted to the Board in writing by the Committee. The performance goals may be altered, adjusted, and modified from time to time. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

    (ii)                Business Criteria.  One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share, (2) increase in revenues or margin: (3) increase in cash flow; (4) operating margin; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings: pretax earnings before interest, taxes, depreciation and amortization (EBITDA); pretax earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes (local, state or federal) and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Corporation; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; and (14) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

    (iii)               Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

    (iv)              Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

    (v)                Settlement of Performance Awards; Other Terms.  After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

    (c)                Annual Incentive Awards Granted to Designated Covered Employees.  If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as a performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

    (i)                  Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Corporation in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

    (ii)                Potential Annual Incentive Awards.  Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee.  In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

    (iii)               Payout of Annual Incentive Awards.  After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased  or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

    (d)               Written Determinations.  All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made within the time periods required by Code Section 162(m) before any payment thereof in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

    (e)                Status of Section 8(b) and 8(c) Awards under Code Section 162(m).  It is the intent of the Corporation that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9.                  Change in Control.

    (a)                Effect of "Change In Control".  In the event of a "Change in Control," the following provisions shall apply unless otherwise provided in the Award agreement:

    (iv)              Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award, subject to provisions, if any, contained in the Award, and subject further to applicable restrictions set forth in Section 10(a) hereof;

    (v)                The restrictions, deferral of settlement and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

    (vi)              With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided in the Award agreement relating to such Award.

    (b)               Definition of "Change In Control". A "Change in Control" shall be deemed to have occurred if:

    (i)                  any Person (other than the Corporation, any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation, or any company owned, directly or indirectly, by the stockholders of the Corporation immediately prior to the occurrence with respect to which the evaluation is being made in substantially the same proportions as their ownership of the common stock of the Corporation) acquires securities of the Corporation and immediately thereafter is the Beneficial Owner (except that a Person shall be deemed to be the Beneficial Owner of all shares that any such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants or options or otherwise, without regard to the 60-day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities (except that an acquisition of original issue securities directly from the Corporation shall not be deemed an acquisition for purposes of this clause (i));

    (ii)                during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii), or  (iv) of this paragraph) whose election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved but excluding for this purpose any such new director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation  14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, cease for any reason to constitute at least a majority of the Board;

    (iii)               the consummation of a merger or consolidation of the Corporation with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) more than 50% of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation in which no premium is intended to be paid to any shareholder participating in the merger or consolidation;

    (iv)              the stockholders of the Corporation approve a plan or agreement for the sale or disposition of all or substantially all of the consolidated assets of the Corporation (other than such a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Corporation, in substantially the same proportions as their ownership of the common stock of the Corporation immediately prior to such sale or disposition) in which case the Board shall determine the effective date of the Change in Control resulting therefrom; or

    (v)                any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Corporation or its ownership.

    (c)                Definition of "Change In Control Price". The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Corporation, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

10.              General Provisions.

    (a)                Compliance with Legal and Other Requirements.  The Corporation may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Corporation are listed or quoted, or compliance with any other obligation of the Corporation, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and reasons, listing requirements or other obligations.

    (b)               Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Corporation or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

    (c)                Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee  shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award; provided, that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

    (d)               Taxes.  The Corporation and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

    (e)                Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Corporation's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided, that without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. In addition, the Board shall also have the authority to modify the Plan, to the extent it deems necessary or desirable in its sole discretion, to minimize the taxes incurred by either the Corporation or any Participant relating to any Award.

    (f)                 Limitation on Rights Conferred under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Corporation or a subsidiary, (ii) interfering in any way with the right of the Corporation or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Corporation unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

    (g)                Unfunded Status of Awards, Creation of Trusts.  The Plan is intended to constitute an "unfunded" plan for certain incentive awards and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Corporation.

    (h)                Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

    (i)                  Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other  property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

    (j)                 Governing Law.  The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws, and applicable federal law.

    (k)               Plan Authorization, Bankruptcy Court Confirmation Order and Shareholder Approval. The Plan shall be authorized on the date upon which an Order confirming the Second Amended Plan of Reorganization of Seitel, Inc., or an amended or successor plan, is entered on the docket of the United States Bankruptcy Court for the District of Delaware, and shall be effective on such date as the Plan is adopted by the shareholders of the Corporation at an annual or special meeting of shareholders held within twelve months from the Plan authorization date.

    (l)                  Term of Plan.  The term of the Plan shall be ten (10) years from the Effective Date after which no Awards may be granted hereunder.

ANNEX B

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF

SEITEL, INC.

    Seitel, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), hereby certifies as follows:

    FIRST:  That at a meeting of the Board of Directors of the Corporation on October 7, 2004, resolutions were duly adopted setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof.  The resolution setting forth the proposed amendment is as follows:

            RESOLVED, that Article Five, Section One of the Amended and Restated Certificate of Incorporation of the Corporation shall be amended to read as follows:

            (1) The authorized number of directors comprising the entire Board of Directors shall be determined from time to time by resolution of the Board of Directors; provided, however, that the Board of Directors shall consist of no less than three (3) members and no more than nine (9) members; provided, further, any reduction in the number of directors within   any class of directors provided for in sub-paragraph (2) of this Article 5 shall not shorten the term of an incumbent director in that class.

    SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the holders of a majority of the shares of issued and outstanding common stock, par value $.01 per share, of the Corporation voted in favor of the foregoing amendment.

    THIRD: That the foregoing amendment to the Certificate of Incorporation was duly adopted by the stockholders of the Corporation on December [__], 2004 pursuant to the applicable provisions of Section 242 of the DGCL.

**IN WITNESS WHEREOF, the undersigned, being the duly authorized Secretary of the Corporation, for the purpose of amending the Amended and Restated Certificate of Incorporation of the Corporation pursuant to Section 242 of the DGCL, does make and file this Certificate of Amendment this [__] day of December, 2004.

SEITEL, INC.
By:
Robert D. Monson, Secretary

SEITEL, INC.

This Proxy is Solicited on Behalf of The Board of Directors

The undersigned stockholder of Seitel, Inc. (the "Company") hereby appoints Robert D. Monson and Marcia H. Kendrick and each of them individually as attorneys in fact, agents and as proxies of the undersigned, with power to appoint his or her substitute, to represent and to vote, as designated below, all shares of common stock of the Company held of record by the undersigned on October 20, 2004, at the special meeting of stockholders to be held on December [__], 2004 and at any adjournments or postponements thereof.

1.        To adopt the Seitel, Inc. 2004 Stock Option Plan.

        /  /       FOR the Seitel, Inc. 2004 Stock Option Plan

        /  /       AGAINST the Seitel, Inc. 2004 Stock Option Plan

        /  /       WITHHOLD AUTHORITY to vote for the Seitel, Inc. 2004 Stock Option Plan

2.        To approve the amendment to the Amended and Restated Certificate of Incorporation of Seitel, Inc. (the

           "Certificate") to change the authorized number of directors comprising the Board of Directors of the Company:

        /  /       FOR the amendment to the Certificate

        /  /       AGAINST the amendment to the Certificate

        /  /       WITHHOLD AUTHORITY to vote for the amendment to the Certificate

Unless otherwise specified on this Proxy, the shares represented by this Proxy will be voted FOR the adoption of the Seitel, Inc. 2004 Stock Option Plan and FOR the approval of the amendment to the Certificate.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and the Proxy Statement furnished with the notice.

_________________________________________________
Signature of Stockholder
NUMBER OF SHARES:_____________________________
Dated: ___________________________, 2004

Please sign exactly as name(s) appears on this proxy card.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN AND DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.